KEMPER
EUROPE FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

Seeks to provide long-term capital growth

                    " . . .    A management strategy that
             worked well for us was holding heavy positions in stocks while keeping the total number of holdings low ."

                                                  [KEMPER FUNDS LOGO]

          CONTENTS

3
Economic Overview
5
Performance Update
8
Largest Holdings
9
Country Concentrations
10
Portfolio of
Investments
14
Financial Statements
16
Notes to
Financial Statements
21
Financial Highlights



AT A GLANCE
-------------------------------------------------------------------------------
KEMPER EUROPE FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                                                        10.51%
CLASS B                                                        10.18%
CLASS C                                                        10.18%
LIPPER EUROPEAN REGION FUNDS CATEGORY AVERAGE*                  8.95%
-------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulations and differences in liquidity.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                 AS OF      AS OF
                                5/31/97   11/30/96
-------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS A      $12.03     $11.02
-------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS B      $11.94     $10.97
-------------------------------------------------------------------------------
KEMPER EUROPE FUND CLASS C      $11.94     $10.97
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER EUROPE FUND
LIPPER RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY*

                       CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
       1-YEAR           #4 OF        #6 OF        #6 OF
                       64 FUNDS     64 FUNDS     64 FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

DURING THE PERIOD, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.

                          CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN    $0.13     $0.13     $0.13
-------------------------------------------------------------------------------

TERMS TO KNOW

CURRENCY RISK The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the U.S. dollar falls against the currency.

CYCLICAL STOCK The stock of a company whose profits are heavily influenced by cyclical changes in economic activity. As investors anticipate changes in profits, cyclical stocks often reach their high and low levels before the respective highs and lows in the economy. Depending on the specific company, a cyclical stock can be considered either a growth or a value stock.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

MARKET CAPITALIZATION A measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore greater risk to capital.

RECESSION A downturn in economic activity, defined as at least two consecutive quarters of decline in a country's Gross Domestic Product (GDP).

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[THOUIN PHOTO]

EDITH THOUIN IS PORTFOLIO MANAGER OF KEMPER EUROPE FUND. SHE JOINED ZURICH INVESTMENT MANAGEMENT LIMITED (ZIML) IN 1992 AND IS DIRECTOR OF EUROPEAN EQUITIES. THOUIN HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN, THE NETHERLANDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THIS SIX-MONTH PERIOD, KEMPER EUROPE FUND (CLASS A SHARES,
UNADJUSTED FOR SALES CHARGE) OUTPERFORMED ITS LIPPER ANALYTICAL SERVICES, INC. CATEGORY AVERAGE AND ENDED THE ONE-YEAR PERIOD RANKED NUMBER 4 OF 64 FUNDS. (SEE PAGE 2 FOR COMPLETE RANKING INFORMATION.) FOLLOWING, PORTFOLIO MANAGER EDITH THOUIN DISCUSSES THE FUND AND THE EUROPEAN MARKETS.


Q    WHAT DID YOU AND YOUR TEAM DO TO ACHIEVE SUCH EXCEPTIONAL PERFORMANCE
DURING THE PERIOD?


A    One of the things that helped us in the first half of the fiscal year was our strong focus on financials and growth stocks. The financial sector benefited from the low interest rate environment present in most European markets. This is also a sector that is poised for change. The consolidation of the banking industry that started in the U.S. several years ago has yet to begin in Europe. With the single market and currency initiatives underway, there is a very strong incentive for European banks to consolidate and function on a European scale, not just on a country level. European financials are undervalued relative to U.S. financials so this is a prime environment for acquisitions and mergers to occur.

  Changes in employment regulations also provided some opportunities. Deregulation in the labor market is making it easier for companies to hire and fire as they see fit. Currently, there are high costs involved if an employer chooses to modify their labor force. As these regulations begin to soften, temporary employment companies are growing and increasing in value. To date, these companies are only listed in the Netherlands, Spain and France but the push to reduce unemployment levels should lead to expansion throughout Europe.

  The low levels of inflation and moderate growth across Europe were also beneficial to the growth stocks we favor. In this category, we saw strong outperformance in the pharmaceutical sector and among selected retailers and technology companies. Our lesser exposure to cyclical stocks also helped the fund's performance. These stocks had a tough time with margin pressures because they can't increase their output prices and volume growth is still slow.

  Our selective approach to mid and small capitalization stocks was also a positive. When selecting these smaller names, it really is essential to have a "local" presence and skilled analysts. We are fortunate to have both.

  A management strategy that worked well for us was holding heavy positions in stocks while keeping the total number of holdings low. We had around 50 stocks in the portfolio throughout the period; some of our peers held as many as 100 names. Our objective is to provide shareholders with consistency in holdings as well as in performance. Our success this first year indicates that you should not be short-term investors if you intend to outperform. We are committed to selecting quality stocks and holding them for the long-term.

PERFORMANCE UPDATE


Q    WHAT WAS YOUR POSITION ON HEDGING?

A    To offset the strength of the U.S. dollar, we were hedged around 40 percent on the continental European currencies. We took this position early in the new year and maintained it throughout the period. Hedging helped reduce the depreciation that a dollar-based investor suffers when a weaker currency is converted back into a stronger one. We were not hedged at all against the U.K. sterling because it was holding its own against the U.S. dollar.


Q    WHAT COURSE DO YOU SEE THE DOLLAR TAKING?


A    We believe the dollar's strength will continue. The single currency will include the weaker currencies of Europe so the eurocurrency should see further weakening. In addition, the U.S. growth cycle is very mature with inflation pressures becoming apparent. In contrast, inflation is falling very rapidly in Europe. This creates an interest rate differential that favors the dollar. While this may sound negative for Europe, it really isn't. Having a weaker currency improves the competitiveness of European companies and helps them with their translated earnings. I would, in fact, be more worried if the dollar would fall dramatically to lower levels. That would be a detriment to the European growth outlook and would hurt European companies that export to dollar-based countries or have subsidiaries overseas.


Q    HOW HAVE YOU POSITIONED THE FUND IN THE DIFFERENT EUROPEAN MARKETS AND HOW
DOES THAT COMPARE WITH THE FT/S&P ACTUARIES WORLD INDEX -- EUROPE(TM)*?


A    One of our major differences, in comparison to the index, is in the
Netherlands where we have more than double the exposure of the index. In the U.K., the index carries a 37 percent exposure but we have a much smaller position at roughly 24 percent. In France and Switzerland we are similar to our benchmark. Spain is another market we have greater exposure in with a 12 percent position. This is more than triple the index weighting of four percent.

*THE FT/S&P ACTUARIES WORLD INDEX -- EUROPE(TM) IS AN UNMANAGED INDEX THAT IS GENERALLY REPRESENTATIVE OF THE EQUITY SECURITIES OF EUROPEAN MARKETS.


Q    WHAT IS SO ATTRACTIVE ABOUT THE NETHERLANDS?


A    The Netherlands has one of the strongest growth records in Europe. The economy there never went into recession, not even in the steepest recessionary periods. It is a very open economy that thrives on exporting. When there is growth in any other part of the world--whether the U.S. or the Far East--this economy benefits. We have held this greater position throughout the life of the fund and we continue to feel it is justified. It is also a good alternative to Germany. The Netherlands currency is strongly linked to the deutsche mark so we don't run any extra currency risk investing in this smaller market and we avoid the problems found in the German economy.


Q    HOW HAS EUROPEAN MARKET PERFORMANCE COMPARED TO U.S. MARKET PERFORMANCE
DURING THE PERIOD?


A    There hasn't been that much of a difference between the performance of the
Standard & Poor's 500 Stock Index** and the FT/S&P Actuaries World Index--Europe(TM) in local currency terms. But, the appreciation of the dollar against the European currencies has depreciated local currency returns in Europe by about 10 percent. We have been able to offset some of that by hedging. U.S. markets and European markets are doing well but there is a lot more catching up for the European markets to still do as opposed to U.S. markets that seem to have less upside potential. Europe is also in a somewhat stronger economic position because the interest rate and inflation outlook is much better in continental Europe than in the U.S.

**THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE



Q    WHERE DO THINGS STAND IN THE EUROPEAN MONETARY UNION (EMU) PROCESS?


A    The progress of EMU is a main focus throughout the region. Concerns over the feasibility of the union sprung up last summer and the general feeling seemed to be that the single currency process would run into trouble at some point. We did not subscribe to this feeling, however, and maintained our belief that the project would continue and succeed according to plan and on schedule. Believing in the process was good for the fund because we did not shy away from having an overweight position in Spain, for example, a country that suffered from speculation as to whether it would be able to meet the EMU budget deficit requirements while, at the same time, providing top market performance in the region.

  The drive toward European cooperation is something all European governments seem to be subscribing to with the exception of Sweden. Creating a trade block that is competitive with the U.S. and the Far East is essential for Europe if it hopes to further reduce trade barriers, making it easier for countries within Europe to trade with each other. "Interstate" trade is the largest trade activity in Europe. Having an economic entity that is efficient enough to fight off inflation and remain competitive against the dollar and the yen could be a real boost for the European Community.


Q    WERE THERE ANY OPPORTUNITIES THAT YOU MISSED DURING THE PERIOD?


A    While "miss" might be the wrong word, we do generally stay away from the big turnaround plays. We like to invest in companies with good track records and turnarounds can be somewhat speculative and, in general, are pretty difficult to achieve. But the low interest rate environment has raised hopes that some struggling, larger companies can finally start to deliver shareholder value. Investors have jumped onto this theme; but we prefer to invest in companies that have sounder track records.

  We have participated in some very successful IPOs but we did miss out on some opportunities. There are a lot of IPOs for interesting small and mid cap companies coming to the market but it is often very difficult to get stock out of these at the IPO level. We can pick the stock up at slightly higher prices once it is available on the market but it is nice to get them at that lower, initial price. Also, we need time to do a proper analysis of these companies and with so many on offer, we have to be selective.


Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A    The interest rate and inflation outlook in Europe continues to be very good. This will continue to help European stock markets. The liquidity flowing into the markets is still very strong and corporate profitability is still increasing, especially in continental Europe. We remain skeptical toward the U.K. market and will maintain our underweight position there. We expect the modest growth, low inflation and low interest rate environment to continue which is good news for our financial and growth stocks. And of course, we will continue to explore interesting IPO opportunities that come our way.

  European companies are becoming serious global competitors and are still underrepresented in global portfolios. A comparison between European companies today and U.S. companies 10 years ago is justified. Shareholder value is a new word to many European companies, but it is being taken very seriously.

LARGEST HOLDINGS

FIVE LARGEST HOLDINGS*

A COMPARISON OF THE FUND'S TOP FIVE HOLDINGS ON MAY 31, 1997 WITH ITS TOP FIVE HOLDINGS ON NOVEMBER 30, 1996.

---------------------------------------------------------------------------------------
Holdings                                 Percent    Holdings                  Percent
---------------------------------------------------------------------------------------
              ON 5/31/97                           ON 11/30/96
1.          GLAXO WELLCOME                  5.1%   BRITISH PETROLEUM               5.3%
              UNITED KINGDOM                         UNITED KINGDOM

2.          CARREFOUR S.A.                  4.6%   GLAXO WELLCOME                  4.1%
              FRANCE                                 UNITED KINGDOM

3.          ING GROEP                       3.5%   BAYER A.G.                      3.3%
              NETHERLANDS                            GERMANY

4.          BARCLAYS PLC                    3.4%   ABN AMRO BANK                   3.2%
              UNITED KINGDOM                         NETHERLANDS

5.          BANK OF IRELAND                 3.1%   BARCLAYS PLC                    3.1%
              IRELAND                                UNITED KINGDOM

*Portfolio holdings and composition are subject to change.

COUNTRY CONCENTRATIONS

KEMPER EUROPE FUND'S EXPOSURE COMPARED TO ITS INDEX*

DATA SHOWS THE GEOGRAPHIC COMPOSITION OF THE FT/S&P ACTUARIES WORLD INDEX -- EUROPE(TM) AND THE CORRESPONDING PERCENTAGE OF TOTAL COMMON STOCK HOLDINGS FOR KEMPER EUROPE FUND IN THESE MARKETS AS OF MAY 31, 1997. DIFFERENCES IN THE COMPOSITION HELP EXPLAIN THE DIFFERENCES IN THE PERFORMANCE OF EACH. PLEASE NOTE, THE FUND AND INDEX MAY ALSO INVEST IN OTHER COUNTRIES NOT INCLUDED IN THIS CHART.



                                         KEMPER EUROPE FUND                   FT/S&P ACTUARIES WORLD INDEX - EUROPE(TM)


NETHERLANDS                                     25.6%                                  8.0%

UNITED KINGDOM                                  24.1%                                 36.6%

SPAIN                                           12.2%                                  4.1%

FRANCE                                          10.0%                                 11.0%

SWITZERLAND                                      8.7%                                 10.3%

GERMANY                                          7.4%                                 13.7%

IRELAND                                          5.0%                                  0.7%

ITALY                                            3.3%                                  4.5%

NORWAY                                           1.6%                                  0.9%

SWEDEN                                           1.4%                                  4.9%

DENMARK                                          0.7%                                  1.3%


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER EUROPE FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997

-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                     NUMBER OF SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------

NETHERLANDS--24.4%                       ING Groep N.V.
                                           BANKING AND INSURANCE                              8,699   $   385,000
                                         Aegon N.V.
                                           INSURANCE COMPANY                                  4,100       300,000
                                         GTI Holding
                                           ENGINEERING SERVICES COMPANY                       2,180       277,000
                                         Koninklijke Ahold N.V.
                                           FOOD RETAILER                                      2,806       213,000
                                         Goudsmit N.V.
                                           TEMPORARY EMPLOYMENT AGENCY                        1,560       213,000
                                         Nutricia Verenigde Bedryven
                                           SPECIALTY NUTRITION PRODUCTS MANUFACTURER          1,150       180,000
                                     (a) Baan Company N.V.
                                           SERVICE SOFTWARE APPLICATIONS                      3,050       178,000
                                         De Boer Winkelbedrijven
                                           FOOD RETAILER                                      2,000       168,000
                                         Vendex International N.V.
                                           RETAILER/TEMPORARY EMPLOYMENT SERVICES             2,800       157,000
                                         Hagemeyer N.V.
                                           WHOLESALER                                         3,108       153,000
                                         Aalberts Industries N.V.
                                           CAPITAL GOODS AND COMPONENTS                       5,605       148,000
                                         ABN AMRO Bank
                                           BANKING                                            7,220       134,000
                                         Oce-Van Der Grinten
                                           PHOTOCOPY AND PRINTING EQUIPMENT MANUFACTURER        845       110,000
                                         IHC Caland N.V.
                                           ENGINEERING SERVICES COMPANY                       1,860       101,000
                                         Gucci Group N.V.
                                           LUXURY GOODS MANUFACTURER                          1,320        91,000
                                         ------------------------------------------------------------------------
                                                                                                        2,808,000
-----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--23.0%                    Glaxo Wellcome
                                           PHARMACEUTICAL COMPANY                            28,000       560,000
                                         Barclays PLC
                                           BANKING                                           19,318       375,000
                                         Rentokil Group PLC
                                           SERVICES COMPANY                                  60,000       231,000
                                         Granada Group PLC
                                           MEDIA AND ENTERTAINMENT COMPANY                   16,222       230,000
                                     (a) British Bio-Technology Group
                                           PHARMACEUTICAL COMPANY                            49,910       213,000
                                         Reed International PLC
                                           PUBLISHER                                         21,200       209,000
                                         British Petroleum
                                           PETROLEUM PRODUCER                                17,035       202,000
                                         Prudential Corp. PLC
                                           FINANCIAL SERVICES/LIFE INSURANCE COMPANY         20,000       201,000
                                         Pearson PLC
                                           MEDIA AND ENTERTAINMENT HOLDING COMPANY           10,400       122,000

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
                                         Pizza Express PLC
                                           RESTAURANT OPERATOR                         10,000         $   112,000
                                         BBA Group PLC
                                           DIVERSIFIED ENGINEERING COMPANY             18,036              99,000
                                         Zeneca Group PLC
                                           PHARMACEUTICAL COMPANY                       3,080              93,000
                                         ------------------------------------------------------------------------
                                                                                                        2,647,000
-----------------------------------------------------------------------------------------------------------------
SPAIN--11.6%                             Banco Santander, S.A.
                                           BANKING                                      3,230             276,000
                                         Telefonica de Espana S.A.
                                           TELECOMMUNICATIONS COMPANY                   8,000             231,000
                                         Prosegur, Cia de Seguridad S.A.
                                           SECURITY SERVICES                           15,000             196,000
                                         Banco Bilbao Vizcaya
                                           BANKING                                      2,395             170,000
                                         Vidrala, S.A.
                                           GLASS BOTTLE MANUFACTURER                    3,880             163,000
                                         Tele Pizza, S.A.
                                           FOOD DELIVERY SERVICES                       3,000             159,000
                                         Empresa Nacional de Electricidad S.A.
                                           ELECTRIC UTILITY                             1,840             141,000
                                         ------------------------------------------------------------------------
                                                                                                        1,336,000
-----------------------------------------------------------------------------------------------------------------
FRANCE--9.6%                             Carrefour S.A.
                                           FOOD RETAILER                                  770             507,000
                                         Elf Aquitaine
                                           OIL AND GAS PRODUCER                         3,400             341,000
                                         Total S.A.
                                           OIL AND GAS COMPANY                          2,000             183,000
                                         Technip S.A.
                                           ENGINEERING COMPANY                            688              71,000
                                         ------------------------------------------------------------------------
                                                                                                        1,102,000
-----------------------------------------------------------------------------------------------------------------
SWITZERLAND--8.3%                        Novartis
                                           PHARMACEUTICAL COMPANY                         241             327,000
                                         Roche Holding A.G.
                                           PHARMACEUTICAL COMPANY                          28             249,000
                                         Ciba Specialty Chemicals
                                           CHEMICALS PRODUCER                           2,278             216,000
                                         Alusuisee-Lonza Holding
                                           ALUMINUM, CHEMICALS AND PACKAGING MANUFACTURER 176             162,000
                                         ------------------------------------------------------------------------
                                                                                                          954,000
-----------------------------------------------------------------------------------------------------------------
GERMANY--7.1%                            Bayer A.G.
                                           CHEMICAL COMPANY                            6,000              233,000
                                      (a)Fresenius Medical Care A.G.
                                           MEDICAL SUPPLY COMPANY                      2,550              190,000
                                         Veba, A.G.
                                           ELECTRIC UTILITY                            2,400              136,000
                                         SGL CARBON A.G.
                                           CHEMICAL COMPANY                              925              134,000
                                         Mannesmann A.G.
                                           CAPITAL GOODS PRODUCER/MOBILE
                                           TELECOMMUNICATIONS OPERATOR                   300              122,000
                                         ------------------------------------------------------------------------
                                                                                                          815,000
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------
IRELAND--4.8%                            Bank of Ireland
                                           BANKING                                           31,607   $   341,000
                                         Clondalkin Group PLC
                                           PRINTING AND PURCHASING COMPANY                   14,320       137,000
                                         Independant Newspapers PLC
                                           PUBLISHER                                         14,452        73,000
                                         ------------------------------------------------------------------------
                                                                                                          551,000
-----------------------------------------------------------------------------------------------------------------
ITALY--3.1%                              Telecom Italia Mobile
                                           MOBILE TELECOMMUNICATIONS PROVIDER               103,000       303,000
                                         Bulgari SpA
                                           LUXURY GOODS MANUFACTURER                          2,880        57,000
                                         ------------------------------------------------------------------------
                                                                                                          360,000
-----------------------------------------------------------------------------------------------------------------
NORWAY--1.5%                             Merkantildata A/S
                                           INFORMATION TECHNOLOGY SUPPLIER                    9,000       178,000
-----------------------------------------------------------------------------------------------------------------
SWEDEN--1.4%                             L.M. Ericsson Telephone Co., "B"
                                           TELECOMMUNICATIONS EQUIPMENT MANUFACTURER          4,500       158,000
-----------------------------------------------------------------------------------------------------------------
DENMARK--.7%                             Copenhagen Airports
                                           AIRPORT OPERATOR                                     700        77,000
                                         ------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--95.5%
                                         (Cost: $9,952,000)                                            10,986,000
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT                                                   VALUE
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.39% to 5.54%
INSTRUMENTS--4.3%
                                         Due--June 1997
                                         (Cost: $499,000)                                  $499,000       499,000
                                         ------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.8%
                                         (Cost: $10,451,000)                                           11,485,000
                                         ------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.2%                      22,000
                                         ------------------------------------------------------------------------
                                         NET ASSETS--100%                                             $11,507,000
                                         ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


   At May 31, 1997, the Fund's portfolio of investments had the following industry diversification:

      -----------------------------------------------------------------------------------------
                                                                         VALUE              %
      -----------------------------------------------------------------------------------------
      Finance                                                         $ 2,182,000          19.1
      -----------------------------------------------------------------------------------------
      Consumer Staples                                                  1,649,000          14.3
      -----------------------------------------------------------------------------------------
      Health Care                                                       1,632,000          14.2
      -----------------------------------------------------------------------------------------
      Consumer Cyclicals                                                1,328,000          11.5
      -----------------------------------------------------------------------------------------
      Capital Goods                                                     1,058,000           9.2
      -----------------------------------------------------------------------------------------
      Basic Industries                                                    908,000           7.9
      -----------------------------------------------------------------------------------------
      Utilities                                                           811,000           7.0
      -----------------------------------------------------------------------------------------
      Energy                                                              726,000           6.3
      -----------------------------------------------------------------------------------------
      Technology                                                          615,000           5.3
      -----------------------------------------------------------------------------------------
      Transportation                                                       77,000            .7
      -----------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS                                              10,986,000          95.5
      -----------------------------------------------------------------------------------------
      MONEY MARKET INSTRUMENTS AND OTHER NET ASSETS                       521,000           4.5
      -----------------------------------------------------------------------------------------
      NET ASSETS                                                      $11,507,000         100.0
      -----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $10,451,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $1,138,000, the gross unrealized depreciation was $104,000 and the net unrealized appreciation on investments was $1,034,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997


---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost: $10,451,000)                                             $11,485,000
---------------------------------------------------------------------------
Cash                                                                409,000
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   35,000
---------------------------------------------------------------------------
  Fund shares sold                                                   25,000
---------------------------------------------------------------------------
  Dividends                                                          54,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                 12,008,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------

Payable for:
  Investments purchased                                             479,000
---------------------------------------------------------------------------
  Management fee                                                      5,000
---------------------------------------------------------------------------
  Distribution services fee                                           3,000
---------------------------------------------------------------------------
  Administrative services fee                                         2,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              5,000
---------------------------------------------------------------------------
  Trustees' fees and other                                            7,000
---------------------------------------------------------------------------
    Total liabilities                                               501,000
---------------------------------------------------------------------------
NET ASSETS                                                      $11,507,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Paid-in capital                                                 $10,386,000
---------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                                96,000
---------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                   990,000
---------------------------------------------------------------------------
Undistributed net investment income                                  35,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $11,507,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
THE PRICING OF SHARES
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($6,547,000 / 544,000 shares outstanding)                          $12.03
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $12.76
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($4,360,000 / 365,000 shares outstanding)                          $11.94
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($600,000 / 50,000 shares outstanding)                             $11.94
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997


--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $12,000)                                           $ 89,000
--------------------------------------------------------------------------------------------------------
  Interest                                                                                       11,000
--------------------------------------------------------------------------------------------------------
    Total investment income                                                                     100,000
--------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                 27,000
--------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                      13,000
--------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     8,000
--------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                         19,000
--------------------------------------------------------------------------------------------------------
  Professional fees                                                                               6,000
--------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                        3,000
--------------------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                         76,000
--------------------------------------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager                                           9,000
--------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                          67,000
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            33,000
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                                                         100,000
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                                                  708,000
--------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         808,000
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $841,000
--------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS                MAY 1
                                                                        ENDED                    TO
                                                                       MAY 31,              NOVEMBER 30,
                                                                        1997                    1996
--------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------
  Net investment income                                              $    33,000                     --
--------------------------------------------------------------------------------------------------------
  Net realized gain                                                      100,000                 48,000
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                  708,000                282,000
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     841,000                330,000
--------------------------------------------------------------------------------------------------------
Net equalization credits                                                   2,000                  9,000
--------------------------------------------------------------------------------------------------------
Distribution from net realized gain                                      (51,000)                    --
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                           6,859,000              3,417,000
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                           7,651,000              3,756,000
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------------
Beginning of period                                                    3,856,000                100,000
--------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $35,000 at May 31, 1997)                                   $11,507,000              3,856,000
--------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Europe Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on May 1, 1996. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the

NOTES TO FINANCIAL STATEMENTS


                             Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1997, amounting to approximately $35,000, is available to offset future taxable gains. If not applied, the loss carryover expires in the period ended 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

NOTES TO FINANCIAL STATEMENTS


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, ZKI agreed to reduce its management fee to .50% until May 1, 1997. During the six months ended May 31,
                             1997, the Fund incurred a management fee of $18,000 after a waiver of $9,000 by ZKI. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.) Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS      COMMISSIONS ALLOWED BY
                                                              RETAINED BY ZKDI       ZKDI TO FIRMS
                                                              ----------------   ----------------------
                             Six months ended May 31, 1997         $6,000                54,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                DISTRIBUTION FEES      COMMISSIONS AND
                                                                    AND CDSC          DISTRIBUTION FEES
                                                                RECEIVED BY ZKDI    PAID BY ZKDI TO FIRMS
                                                                -----------------   ---------------------
                             Six months ended May 31, 1997           $18,000                67,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID BY      ASF PAID BY ZKDI
                                                                   THE FUND TO ZKDI       TO FIRMS
                                                                   ----------------   ----------------
                             Six months ended May 31, 1997              $8,000             11,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $12,000 for the six months ended May 31, 1997.

NOTES TO FINANCIAL STATEMENTS



                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $8,834,000

                             Proceeds from sales                       2,205,000

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                          SIX MONTHS ENDED                MAY 1 TO
                                                            MAY 31, 1997              NOVEMBER 30, 1996
                              ---------------------------------------------------------------------------
                                                        SHARES       AMOUNT         SHARES       AMOUNT
                              SHARES SOLD
                              Class A                   420,000    $4,769,000       203,000    $2,030,000
                             ----------------------------------------------------------------------------
                              Class B                   278,000     3,110,000       161,000     1,616,000
                             ----------------------------------------------------------------------------
                              Class C                    19,000       216,000        27,000       278,000
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                     2,000        24,000            --            --
                             ----------------------------------------------------------------------------
                              Class B                     4,000        43,000            --            --
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                   (57,000)     (646,000)      (32,000)     (325,000)
                             ----------------------------------------------------------------------------
                              Class B                   (58,000)     (657,000)      (18,000)     (182,000)
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                     4,000        44,000         1,000        10,000
                             ----------------------------------------------------------------------------
                              Class B                    (4,000)      (44,000)       (1,000)      (10,000)
                             ----------------------------------------------------------------------------
                              NET INCREASE
                              FROM CAPITAL SHARE
                              TRANSACTIONS                         $6,859,000                  $3,417,000
                             ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At May 31, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in July
                             1997:

                                                                   Contract     Unrealized
                                      Foreign currency            amount in     gain (loss)
                                      to be delivered            U.S. dollars   at 5/31/97
                             --------------------------------------------------------------
                               1,850,000    Dutch Guilders         $957,000       $(11,000)
                             --------------------------------------------------------------
                               2,800,000    French Francs           484,000         (4,000)
                             --------------------------------------------------------------
                                 690,000    German Marks            401,000         (5,000)
                             --------------------------------------------------------------
                                 175,000    Irish Punts             260,000         (4,000)
                             --------------------------------------------------------------
                             175,000,000    Italian Lira            103,000         (1,000)
                             --------------------------------------------------------------
                              55,400,000    Spanish Pesetas         379,000         (5,000)
                             --------------------------------------------------------------
                               1,400,000    Swedish Kroner          183,000          2,000
                             --------------------------------------------------------------
                                 625,000    Swiss Francs            429,000        (16,000)
                             --------------------------------------------------------------
                                            Net unrealized loss                   $(44,000)
                             --------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             ----------------------    --------------------   ------------------------
                                                     CLASS A                 CLASS B                   CLASS C
                                             ----------------------    --------------------   ------------------------
                                              SIX MONTHS    MAY 1     SIX MONTHS    MAY 1     SIX MONTHS    MAY 1
                                                ENDED         TO        ENDED         TO        ENDED         TO
                                               MAY 31,     NOV. 30,    MAY 31,     NOV. 30,    MAY 31,     NOV. 30,
                                                 1997        1996        1997        1996        1997        1996
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $11.02       9.50        10.97       9.50        10.97       9.50
-------------------------------------------------------------------   ---------------------   ------------------------
Income from investment operations:
  Net investment income (loss)                       .03        .01           --       (.02)          --       (.01)
-------------------------------------------------------------------   ---------------------   ------------------------
  Net realized and unrealized gain                  1.11       1.51         1.10       1.49         1.10       1.48
-------------------------------------------------------------------   ---------------------   ------------------------
Total from investment operations                    1.14       1.52         1.10       1.47         1.10       1.47
-------------------------------------------------------------------   ---------------------   ------------------------
Less distribution from net realized gain             .13         --          .13         --          .13         --
-------------------------------------------------------------------   ---------------------   ------------------------
Net asset value, end of period                    $12.03      11.02        11.94      10.97        11.94      10.97
------------------------------------------------------------------    ---------------------      ---------------------
TOTAL RETURN (NOT ANNUALIZED)                      10.51%     16.00        10.18      15.47        10.18      15.47
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses after expense waiver                       1.42%      1.49         2.31       2.44         2.28       2.34
-------------------------------------------------------------------   ---------------------   ------------------------
Net investment income (loss)                        1.64%       .46          .75       (.49)         .78       (.39)
------------------------------------------------------------------    ---------------------      ---------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------
Expenses                                            1.67%      4.74         2.56       5.63         2.53       5.50
-------------------------------------------------------------------   ---------------------   ------------------------
Net investment income (loss)                        1.39%     (2.79)         .50      (3.68)         .53      (3.55)
-------------------------------------------------------------------   ---------------------   ------------------------


----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS          MAY 1
                                                                                       ENDED             TO
                                                                                      MAY 31,         NOV. 30,
                                                                                       1997             1996
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                          $11,507,000       3,856,000
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                          60%             96
----------------------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended May 31, 1997 and the period ended November 30, 1996 were $.0384 and $.0313, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

NOTE: Total return does not reflect the effect of any sales charges. ZKI has agreed to temporarily waive certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver.

NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                                   OFFICERS

STEPHEN B. TIMBERS                         CHARLES R. MANZONI, JR.
President and Trustee                      Vice President

JAMES E. AKINS                             JOHN E. NEAL
Trustee                                    Vice President

ARTHUR R. GOTTSCHALK                       STEVEN H. REYNOLDS
Trustee                                    Vice President

FREDERICK T. KELSEY                        PHILIP J. COLLORA
Trustee                                    Vice President and
                                           Secretary
DOMINIQUE P. MORAX
Trustee                                    JEROME L. DUFFY
                                           Treasurer
FRED B. RENWICK
Trustee                                    ELIZABETH C. WERTH
                                           Assistant Secretary
JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------

LEGAL COUNSEL                VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                             222 North LaSalle Street
                             Chicago, IL 60601

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE AGENT    ZURICH KEMPER SERVICE COMPANY
                             P.O. Box 419557
                             Kansas City, MO 64141

--------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AGENT INVESTORS FIDUCIARY TRUST COMPANY
                             127 West 10th Street
                             Kansas City, MO 64105

--------------------------------------------------------------------------------

FOREIGN CUSTODIAN            THE CHASE MANHATTAN BANK
                             Chase Metro Center
                             Brooklyn, NY 11245

--------------------------------------------------------------------------------

INVESTMENT MANAGER           ZURICH KEMPER INVESTMENTS, INC.


PRINCIPAL UNDERWRITER        ZURICH KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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KEUF - 3 (7/97)   1034750
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